Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Cypress Energy Partners, L.P. (the “Partnership”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Peter C. Boylan III, Chief Executive Officer of Cypress Energy Partners GP, LLC, the general partner of Cypress Energy Partners, L.P. and G. Les Austin, Chief Financial Officer of Cypress Energy Partners GP, LLC, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(1)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: March 31, 2014	/s/ Peter C. Boylan
Peter C. Boylan III Chief Executive Officer Cypress Energy Partners GP, LLC (as general partner of Cypress Energy Partners, L.P.)

Date: March 31, 2014	/s/ G. Les Austin
G. Les Austin Chief Financial Officer Cypress Energy Partners GP, LLC (as general partner of Cypress Energy Partners, L.P.)